Financial result	12 Months Ended
Dec. 31, 2023
Financial result
Financial result

10. Financial result

The following table summarizes the financial result, consisting of fair value adjustments and net currency exchange differences, other financial income and other financial expenses for the years ended December 31, 2023, 2022 and 2021.

	Year ended December 31,
	2023	2022(*)	2021(*)

	(Euro, in thousands)
Fair value adjustments and net currency exchange differences:
Net unrealized currency exchange gain/loss (-)	€(20,544)	€41,559	€56,966
Net realized currency exchange gain/loss (-)	(1,118)	2,825	(308)
Fair value re-measurement of warrants	18	186	2,960
Fair value loss on financial assets held at fair value through profit or loss	(390)	—	(4,919)
Fair value gain on current financial investments	38,286	6,929	6,763
Total fair value adjustments and net currency exchange differences	16,252	51,498	61,462

Other financial income:
Interest income	79,290	18,094	2,865
Discounting effect of non-current R&D incentives receivables	617	93	93
Discounting effect of other non-current liabilities	318	—	—
Other finance income	24	376	99
Total other financial income	80,249	18,563	3,057

Other financial expenses:
Interest expenses	(1,770)	(6,884)	(11,592)
Discounting effect of other non-current liabilities	—	(2,271)	—
Other finance charges	(843)	(699)	(761)
Total other financial expense	(2,613)	(9,854)	(12,353)

Total net other financial income	€93,888	€60,206	€52,166

(*) The 2022 and 2021 comparatives have been restated to reflect the impact of classifying the Jyseleca® business as discontinued operations in 2023.

The net currency unrealized exchange loss of €20.5 million in 2023 primarily related to €20.4 million of unrealized exchange loss on cash and cash equivalents and current financial investments at amortised cost held in U.S. dollars, as compared to an unrealized net exchange gain in 2022 of €41.3 million on cash and cash equivalents and current financial investments at amortized cost held in U.S. dollar (as compared to an unrealized net exchange gain in 2021 of € 56.6 million). We have cash, cash equivalents and current financial investments held in U.S. dollars, which could generate foreign currency exchange gain or loss in our financial results in accordance with the fluctuation of the EUR/U.S. dollar exchange rate as our functional currency is EUR.

The fair value gain on the current financial investments reflects the exchange differences booked on the money market funds, the interest on the money market funds and the effect of the re-measurement at fair value of the money market funds on December 31, 2023. These re-measurement gains are mainly the result of the positive returns on the EUR denominated money market funds.

Interest income was related to interests on term deposits, notice accounts and current financial investments. Interest income increased due to increased interest rates.

Interest expenses were related to interests on term deposits and treasury bills, on leases of buildings and cars. Other financial expense for 2022 also comprise the discounting effect of other non-current liabilities as deferred consideration and milestones payables related to the acquisition of subsidiaries.